UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 21, 2009
MetLife Insurance Company of Connecticut

(Exact Name of Registrant as Specified in Its Charter)
Connecticut

(State or Other Jurisdiction of Incorporation)

33-03094	06-0566090

(Commission File Number)	(IRS Employer Identification No.)

One Cityplace, Hartford, Connecticut	06103-3415

(Address of Principal Executive Offices)	(Zip Code)
860-308-1000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     In connection with registration statements on Form S-1 and Form N-4 to be filed by MetLife Insurance Company of Connecticut (the “Company”), the Company is filing its December 31, 2007 consolidated financial statements which have been updated to reflect the addition of a subsequent event footnote.
Item 9.01 Financial Statements And Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

99.1 Consolidated financial statements of the Company as of December 31, 2007 and 2006 and for the years ended December 31, 2007, 2006 and 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE INSURANCE COMPANY OF CONNECTICUT
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Senior Vice-President and Secretary

Date: January 21, 2009